UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 8, 2011

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	333-166786	27-0971332
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

411 University Ridge Suite D Greenville, SC 29601 (Address of principal executive offices) Phone: (864) 346-2733 (Registrant’s Telephone Number)

Copy of all Communications to:
Zouvas Law Group, P.C.
2368 Second Avenue, 1st Floor
San Diego, CA 92101
Phone: 619.688.1715
Fax: 619.688.1716

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))[Missing Graphic Reference]

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SCIO DIAMOND TECHNOLOGY CORPORATION
Form 8-K
Current Report

ITEM 4.01          CHANGE IN COMPANY’S CERTIFYING ACCOUNTANT

On October 27, 2011 Gruber & Company, LLC (“Gruber”) was engaged as the registered independent public accountant for Scio Diamond Technology Corp., a Nevada corporation (the “Company”) and Silberstein Ungar, PLLC CPA’s and Business Advisors (“Ungar”) was dismissed as the registered independent public accountant for the Company. The decisions to appoint Gruber and dismiss Ungar were approved by the Board of Directors of the Company on October 27, 2011.

Ungar’s reports on the financial statements of the Company for the year ended March 31, 2011 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit and review of the financial statements of the Company for the year ended March 31, 2011 and the interim period through June 30, 2011, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with Ungar’s opinion to the subject matter of the disagreement.

In connection with the audited financial statements of the Company for the year ended March 31, 2011, and interim unaudited financial statements through June 30, 2011, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

Prior to June 30, 2011, the Company did not consult with Gruber regarding (1) the application of accounting principles to a specified transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements, (3) written or oral advice provided by Gruber that would be an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues, or (4) any matter that was the subject of a disagreement between the Company and its predecessor auditor as described in Item 304(a)(1)(iv) or a reportable event as described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided a copy of the foregoing disclosures to Ungar prior to the date of the filing of this report and requested that Ungar furnish it with a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the statements in this Report. A copy of the letter furnished in response to that request is filed as Exhibit 16.1 to this Form 8-K.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter from Silberstein Ungar PLLC CPA’s and Business Advisors dated …2011, to the Securities and Exchange Commission regarding statements included in this form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION
Date: November 08, 2011	By: /s/ Joseph D. Lancia
Joseph D. Lancia
Chief Executive Officer

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